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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 27, 2004
                                                         ----------------


                              Armor Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     0-18863                  59-3392443
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


1400 Marsh Landing Parkway, Suite 112, Jacksonville, Florida               32250
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (904) 741-5400
                                                           --------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

          The following Exhibit is hereby filed as part of this Current Report on Form 8-K:

          Exhibit 99.1   Press Release, dated January 27, 2004


Item 12. Regulation FD Disclosure

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 27, 2004

                                       ARMOR HOLDINGS, INC.


                                    By: /s/ Robert R. Schiller
                                        ----------------------
                                       Name:  Robert R. Schiller
                                       Title: President, Chief Operating Officer
                                              and Secretary




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                                  EXHIBIT INDEX

            Exhibit No.                    Item
            -----------                    ----

            Exhibit 99.1                   Press Release, dated January 27, 2004